UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  09/30/2007

C. H. ROBINSON WORLDWIDE, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-23189

Delaware	41-1883630
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

8100 Mitchell Road, Eden Prairie, MN 55344
(Address of principal executive offices, including zip code)

952-937-8500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

C.H. Robinson Worldwide, Inc. ("C.H. Robinson") (Nasdaq: CHRW) announced today that its Board of Directors has elected effective September 30, 2007, a new director, Steve Polacek. Polacek, 47, is chief administrative officer and chief financial officer of Opus Corporation, a real estate development company specializing in office, industrial, retail, multifamily, government and institutional development. Polacek has served as CAO and CFO since 2005 and is responsible for overseeing the company's activities in the areas of accounting, human resources, legal, and information technology. It has not yet been determined on which committees he will serve.
The Press Release dated October 9, 1007, is attached as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits

(d)
99.1 Press Release dated October 9, 2007.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C. H. ROBINSON WORLDWIDE, INC.

Date: October 09, 2007	By:	/s/ Linda U. Feuss
Linda U. Feuss
Vice President, General Counsel & Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated October 9, 2007